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                      MFS(R) UNION STANDARD(R) EQUITY FUND

                      Supplement to the Current Prospectus


The  description of the portfolio  managers  under the  "Management of the Fund"
section is hereby restated as follows:

Lisa B. Nurme, a Senior Vice President of MFS, has been employed by MFS as a portfolio manager since 1995, and, prior to that as an investment analyst since 1987. James M. Perkins, a Vice President of MFS, has been employed by MFS as an investment analyst since 1983. Ms. Nurme and Mr. Perkins each became a portfolio manager of the fund effective March 1, 2000.


                  The date of this Supplement is March 6, 2000.